NUVEEN REAL ASSET INCOME FUND

SUPPLEMENT DATED OCTOBER 31, 2018

TO THE SUMMARY PROSPECTUS DATED APRIL 30, 2018

Jeffrey T. Schmitz, portfolio manager for Nuveen Real Asset Income Fund (the “Fund”), has announced that he will retire from Nuveen Asset Management, LLC on December 31, 2018. He will serve as portfolio manager for the Fund until that time. Jay L. Rosenberg, Tryg T. Sarsland and Brenda A. Langenfeld will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-RAIS-1018P